SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      date of Report (Date of earliest event reported): February 10, 1998

                          ORGANIC FOOD PRODUCTS, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


         California                333-22997                   97-3076294
       -------------            ----------------            -------------------
         (State of              (Commission File              (IRS Employer
       incorporation)                Number)                Identification No.)

                           550 Monterey Road, suite B
                             Morgan Hill, CA 95037
                     --------------------------------------
                     Address of Principal/Executive Offices

                                 (408) 782-1133
                         ------------------------------
                        (Registrant's telephone number,
                              including area code)

On February 10, 1998, Organic Food Products, Inc. ("OFP") purchased certain assets of Sunny Farms Corporation, producer of bottled water and natural juice products in Richmond, California. On February 25, 1998, OFP filed a current report on Form 8-K (the "original 8-K") disclosing the acquisition.

This amendment No. 1 to the original 8-K is being filed for the purpose of filing pro forma financial information and financial statements required to be filed under Item 7.

Item 7.  Financial Statements
-------  --------------------

F-1)  Index

      Pro Forma Condensed Combined Financial Statements of Organic Food
        Products, Inc.

      F-2)  Introduction

      F-3) Pro Forma Condensed Combined Balance Sheet as of December 31, 1997 (Unaudited)

      F-4) Pro Forma Condensed Combined Statement of Operations For the Year Ended June 30, 1997 (Unaudited)

      F-5) Pro Forma Condensed Combined Statement of Operations For the Six Month Period Ended December 31, 1997 (Unaudited)

      Financial Statements of Sunny Farms, a Division of Sunny Farms Corp.

      F-6)  Report of Independent Certified Public Accountants

      F-7) Statements of Net Assets as of February 10, 1998 (Unaudited) and June 30, 1997

      F-8) Statements of Revenues and Expenses For the Period From July 1, 1997 Through February 10, 1998 (Unaudited) and For the Years Ended June 30, 1997 and 1996

      F-9)  Notes to Financial Statements

Pursuant to the requirements of the Securities and Exchange Act of 1934, Organic Food Products, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 1998                     Organic Food Products, Inc.

                                           /s/  Thomas K. Ward
                                           -------------------------------------
                                                Thomas K. Ward
                                                Chief Financial Officer

                              FINANCIAL STATEMENTS

                                     INDEX
                                     -----


     Pro Forma Condensed Combined Financial Statements of Organic Food
        Products, Inc.

      F-2)  Introduction

      F-3) Pro Forma Condensed Combined Balance Sheet as of December 31, 1997 (Unaudited)

      F-4) Pro Forma Condensed Combined Statement of Operations For the Year Ended June 30, 1997 (Unaudited)

      F-5) Pro Forma Condensed Combined Statement of Operations For the Six Month Period Ended December 31, 1997 (Unaudited)

      Financial Statements of Sunny Farms, a Division of Sunny Farms Corp.

      F-6)  Report of Independent Certified Public Accountants

      F-7) Statements of Net Assets as of February 10, 1998 (Unaudited) and June 30, 1997

      F-8) Statements of Revenues and Expenses For the Period From July 1, 1997 Through February 10, 1998 (Unaudited) and For the Years Ended June 30, 1997 and 1996

      F-9)  Notes to Financial Statements

                           ORGANIC FOOD PRODUCTS, INC.
                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


Introduction:

The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Organic Food Products, Inc. ("the Company") of certain assets of Sunny Farms, A Division of Sunny Farms Corp., pursuant to the Agreement of Purchase and Sale of Assets between the parties, and are based on estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared by utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

The pro forma financial information is based on the purchase method of accounting for the acquisition. The pro forma entries are described in the accompanying footnotes to the unaudited pro forma condensed combined statements of operations assuming the acquisition took place on the first day of the period presented. The pro forma unaudited condensed combined balance sheet assumes the acquisition took place on the date of the balance sheet.

Acquisition:

On February 10, 1998, the Company acquired certain assets of Sunny Farms, A Division of Sunny Farms Corp. for approximately $2,557,367, comprised of $1,700,000 in common stock, $158,601 in cash of which $38,601 is deferred, and the assumption of $698,766 of debt.




                                                 ORGANIC FOOD PRODUCTS, INC.
                                   PROFORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                                                       December 31, 1997

The following represents an unaudited pro forma condensed combined balance sheet as of December 31, 1997, assuming the Company's acquisition of certain assets of Sunny  Farms,  A Division  of Sunny Farms Corp.  for  approximately  $2,557,367, comprised of
$1,700,000  in common  stock,  $158,601 in cash of which $38,601 is deferred, and the assumption of $698,766 of debt, and is accounted for under the purchase method of accounting.


                                                            ASSETS


                                                                                                                   Pro Forma
                                   Organic Food                                           Pro Forma                Combined
                                  Products, Inc.            Sunny Farms                  Adjustments                Amounts
                                  --------------            -----------                  -----------                -------
Current Assets:
  Cash                            $     -                   $     -                    $ (120,000) (1)           $      -
                                                                                          120,000  (2)
  Accounts receivable              1,402,461                      -                                                1,402,461
  Inventory                        3,359,653                   737,367                                             4,097,020
  Other current assets               454,558                      -                                                  454,558
                                  ----------                ----------                                           -----------
     Total Current
       Assets                      5,216,672                   737,367                                             5,954,039

Property and equipment,
  net of accumulated
  depreciation                     1,256,993                   120,000                                             1,376,993
Other assets, net of
  accumulated
  amortization                     2,283,783                      -                     1,700,000 (1)              3,983,783
                                  ----------                ----------                                           -----------

     Total Assets                 $8,757,448                $  857,367                                           $11,314,815
                                  ==========                ==========                                           ===========

                                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Note payable                    $     -                   $  698,766                    120,000  (2)           $   818,766
  Note payable
    - related parties                483,538                      -                                                  483,538
  Capital lease                        4,296                      -                                                    4,296
  Accounts payable                 1,173,373                      -                        38,601  (1)             1,211,974
  Accrued expenses                    75,654                      -                                                   75,654
                                  ----------                ----------                                           -----------
     Total Current
       Liabilities                 1,736,861                   698,766                                             2,594,228

  Note payable
    - related parties                269,322                      -                                                  269,322
  Capital lease
    - long-term                       15,539                      -                                                   15,539
                                  ----------                ----------                                           -----------

     Total Liabilities             2,021,722                   698,766                                             2,879,089

Shareholders' Equity               6,735,726                      -                     1,700,000  (1)             8,435,726

Equity in assets acquired               -                      158,601                   (158,601) (1)                  -
                                  ----------                ----------                                           -----------
     Total Liabilities and
       Shareholders' Equity       $8,757,448                $  857,367                                           $11,314,815
                                  ==========                ==========                                           ===========

(1)   Pro forma adjustment to record acquisition of certain assets of Sunny Farms, A Division of Sunny Farms Corp.

(2)   Pro forma  adjustment  to record draws on  Company's  line of credit to fund acquisition.



                                                                  F-3





                                                    ORGANIC FOOD PRODUCTS, INC.
                                 PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)
                                                  For the Year Ended June 30, 1997


The following  represents an unaudited pro forma condensed combined statement of operations for the year ended June 30, 1997, assuming the Company's  acquisition of  certain  assets  of Sunny  Farms,  A  Division  of  Sunny  Farms  Corp.  for approximately
$2,557,367,  comprised of $1,700,000 in common stock, $158,601 in cash of which $38,601 is deferred, and the assumption of $698,766 of debt, and is accounted for under the purchase method of accounting.


                                                                                                                   Pro Forma
                                   Organic Food                                           Pro Forma                Combined
                                  Products, Inc.            Sunny Farms                  Adjustments               Amounts
                                  --------------            -----------                  -----------               -------

Revenues                          $11,378,916               $ 7,119,104                                          $ 18,498,020
Cost of Revenues                   (7,530,270)               (7,493,180)                                          (15,023,450)
                                  -----------               -----------                                          ------------

Gross Profit (Loss)                 3,848,646                  (374,076)                                            3,474,570

Sales and Marketing
  Expenses                         (2,408,864)                 (106,460)                                           (2,515,324)
General and  Adminis-
  trative Expenses                 (1,118,686)                 (568,323)               $  (24,000) (1)             (1,824,342)
                                  -----------               -----------                  (113,333) (2)           ------------
     Income (Loss) from
       Operations                     321,096                (1,048,859)                                             (865,096)

Other Income                           11,447                    88,953                                               100,400
Interest Expense                     (261,376)                 (135,984)                                             (397,360)
Gain on Sale of Assets                   -                      101,105                                               101,105
                                  -----------               -----------                                          ------------
     Basic Income (Loss)
       before Income Taxes             71,167                  (994,785)                                           (1,060,951)

Income Tax Expense                    (16,000)                     -                       16,000 (3)                    -
                                  -----------               -----------                                          ------------

     Net Income (Loss)            $    55,167               $  (994,785)                                         $ (1,060,951)
                                  ===========               ===========                                          ============

Basic Income (Loss) per Share     $       .01                                                                    $       (.14)
                                  ===========                                                                    ============
Weighted Average Number
  of Shares Outstanding             5,692,830                                                                       7,392,830
                                  ===========                                                                    ============











(1)     Pro forma adjustment to record the depreciation of fixed assets acquired from Sunny Farms, A Division of Sunny Farms Corp.

(2)     Pro forma  adjustment to record the  amortization  of intangible assets resulting  from the  acquisition  of certain  assets of Sunny Farms, A Division of Sunny Farms Corp.

(3)     Adjustment of income taxes.


                                                              F-4



                                                   ORGANIC FOOD PRODUCTS, INC.
                                PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)
                                         For the Six Month Period Ended December 31, 1997


The following  represents an unaudited pro forma condensed combined statement of operations  for the six month  period  ended
December 31, 1997, assuming the Company's acquisition of certain assets of Sunny Farms, A Division of Sunny Farms Corp.  for approximately  $2,557,367,  comprised of  $1,700,000 in common stock,  $158,601 in cash of which  $38,601 is deferred, and the assumption  of $698,766 of debt, and is accounted for under the purchase method of accounting.



                                                                                                                  Pro Forma
                                   Organic Food                                           Pro Forma               Combined
                                  Products, Inc.             Sunny Farms                 Adjustments              Amounts
                                  --------------             -----------                 -----------              -------

Revenues                          $5,639,661                $2,735,450                                           $8,375,111
Cost of Revenues                  (4,082,103)               (2,497,827)                                          (6,579,930)
                                  ----------                ----------                                           ----------

Gross Profit                       1,557,558                   237,623                                            1,795,181

Sales and Marketing
  Expenses                        (1,575,565)                 (293,184)                                          (1,868,749)
General and Adminis-
  trative Expenses                  (460,909)                 (202,623)                $  (12,000) (1)             (732,199)
                                                                                          (56,667) (2)
                                  ----------                ----------                                           ----------
     Loss from
       Operations                   (478,916)                 (258,184)                                            (805,767)

Other Income (Expense)               (30,966)                   40,615                                                9,649
Interest Expense                     (37,021)                  (77,766)                                            (114,787)
                                  ----------                ----------                                           ----------

     Loss before Taxes              (546,903)                 (295,335)                                            (910,905)

Income Tax Benefit                   136,726                      -                                                 136,726
                                  ----------                ----------                                           ----------

     Net Loss                     $ (410,177)               $ (295,335)                                          $ (774,179)
                                  ==========                ==========                                           ==========

Basic Loss per Share              $     (.06)                                                                    $     (.09)
                                  ==========                                                                     ==========
Weighted Average Number
  of Shares Outstanding            6,525,173                                                                      8,225,173
                                  ==========                                                                     ==========









(1)     Pro forma adjustment to record the depreciation of fixed assets acquired from Sunny Farms, A Division of Sunny Farms Corp.

(2)     Pro forma  adjustment to record the  amortization  of intangible assets resulting  from the  acquisition  of certain  assets of Sunny  Farms,  A Division of Sunny Farms Corp.

                                                               F-5


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



Sunny Farms, A Division of Sunny Farms Corp.


We have audited the accompanying statement of net assets of Sunny Farms, a Division of Sunny Farms Corp. as of June 30, 1997 and the related statements of revenues and expenses for the years ended June 30, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of Sunny Farms, A Division of Sunny Farms Corp. as of June 30, 1997, and the results of operations for the years ended June 30, 1997 and 1996, in conformity with generally accepted accounting principles.


Semple & Cooper, LLP

Phoenix, Arizona
March 20, 1998

                  SUNNY FARMS, A DIVISION OF SUNNY FARMS CORP.
                            STATEMENTS OF NET ASSETS


                                                   February 10,       June 30,
                                                      1998              1997
                                                   -----------        ---------
                                                   (Unaudited)

Inventories (Note 3)                                $ 737,367         $ 761,655

Property and equipment, net                           120,000           171,000
                                                    ---------         ---------

                                                      857,367           932,655

Liabilities assumed (Note 2)                         (698,766)         (756,559)
                                                    ---------         ---------

Net assets                                          $ 158,601         $ 176,096
                                                    =========         =========























                   The Accompanying Notes are an Integral Part
                          of the Financial Statements.


                                  SUNNY FARMS, A DIVISION OF SUNNY FARMS CORP.
                                           STATEMENTS OF REVENUES AND
                               EXPENSES For The Period From July 1, 1997 Through
                                          February 10, 1998 (Unaudited)
                                  and For The Years Ended June 30, 1997 and 1996


                                          February 10,            June 30,               June 30,
                                             1998                   1997                  1996
                                          ------------           -----------            ----------
                                          (Unaudited)

Sales                                     $3,182,001             $ 7,119,104            $9,489,679
                                          ----------             -----------            ----------

Cost of Sales                             (3,199,063)             (7,599,640)           (9,470,885)

General and Administrative Expenses         (341,604)               (568,323)             (432,625)
                                          ----------             -----------            ----------

Total Costs and Expenses                  (3,540,667)             (8,167,963)           (9,903,510)
                                          ----------             -----------            ----------

Excess of Expenses over Revenues          $ (358,666)            $(1,048,859)           $ (413,831)
                                          ==========             ===========            ==========

































                                    The Accompanying Notes are an Integral Part
                                            of the Financial Statements

                  SUNNY FARMS, A DIVISION OF SUNNY FARMS CORP.
                          NOTES TO FINANCIAL STATEMENTS


1. Summary of Significant Accounting Policies, Description of Business and Use of Estimates:

          Description of Business and Basis of Presentation:

          The statements of net assets at June 30, 1997 and February 10, 1998 (unaudited) include certain assets of Sunny Farms, a Division of Sunny Farms Corp. to be acquired by Organic Food Products, Inc., pursuant to an asset acquisition agreement dated February 10, 1998 (Note 2). The statements of the net assets do not include assets and liabilities of the business that are not intended to be transferred to the purchaser under the terms of the asset acquisition agreement. Accordingly, statements of cash flows are not included or applicable to the business being sold. The accompanying statements of net assets and revenues and expenses relate to Sunny Farms, a Division of Sunny Farms Corp. ("the Division"). The principal business purpose of the Division is the production and distribution of bottled water and natural juices throughout the Western United States.

          During the period covered by the financial statements, Sunny Farms Division was operated as an integral part of Sunny Farms Corp.'s overall operations and separate financial statements were not prepared. The accompanying financial statements include historical revenues and expenses of the Sunny Farms Division plus allocated corporate overhead costs as described herein, which are not necessarily indicative of the costs and expenses which would have resulted if the business had been operated as a separate company. Corporate overhead and general and administrative expenses include only those costs that related directly or indirectly to the operation of the Sunny Farms Division. The financial statements have been prepared to substantially comply with rules and regulations of the Securities and Exchange Commission for businesses acquired.

          Pervasiveness of Estimates:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Inventory:

          Inventory quantities and valuations are determined by a physical count and pricing of same. Inventory is stated at the lower of cost or market. Inventories are stated at standard cost, which approximates actual cost using the first-in, first-out method of inventory valuation.

                  SUNNY FARMS, A DIVISION OF SUNNY FARMS CORP.
                    NOTES TO FINANCIAL STATEMENTS (Continued)


1. Summary of Significant Accounting Policies, Description of Business and Use of Estimates: (Continued)

        Property and Equipment:

        Property and equipment are recorded at cost. Depreciation is provided for using the accelerated method over the estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. For the period ended February 10, 1998 (unaudited) and for the years ended June 30, 1997 and 1996, depreciation expense was $78,999, $89,227, and $129,184, respectively.

        Interim Financial Information:

        The financial data as of February 10, 1998 and for the period from July 1, 1997 through February 10, 1998 is unaudited but includes all adjustments (consisting only of normal recurring accruals) that management considers necessary for a fair presentation of the financial position at such date and the results of operations for those periods. Operating results for the period from July 1, 1997 through February 10, 1998 are not necessarily indicative of the results that may be expected for the entire fiscal year ending June 30, 1998.

2.      Acquisition of Net Assets:

        On February 10, 1998, Organic Food Products, Inc., a public company, entered into a purchase agreement to purchase certain assets of Sunny Farms, a Division of Sunny Farms Corp. for approximately $2,557,367, comprised of $1,700,000 in common stock, $158,601 in cash, and the assumption of debt in the amount of $698,766.

3.      Inventory:

        At February 10, 1998 and June 30, 1997, inventory on hand consisted of the following:

                                        February 10,            June 30,
                                           1998                   1997
                                       ------------            ----------
                                        (Unaudited)

             Raw materials              $  370,430             $  323,917
             Finished goods                366,937                437,738
                                        ----------             ----------

                                        $  737,367             $  761,655
                                        ==========             ==========